                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by Party other than the Registrant [_]
Check the appropriate box:
[X]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    Computer Network Technology Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)



--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement,
                         if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11

      1)   Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
      2)   Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------
      4)   Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------
      5)   Total fee paid:

           ---------------------------------------------------------------------
[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)   Amount Previously Paid:

           ---------------------------------------------------------------------
      2)   Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------
      3)   Filing Party:

           ---------------------------------------------------------------------
      4)   Date Filed:

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

[LOGO]
605 North Highway 169
Minneapolis, Minnesota 55441
(612) 797-6000

                                                                   April 1, 1999

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of the Shareholders of Computer Network Technology Corporation (the "Company") at the Marriott City Center, 30 South Seventh Street, Minneapolis, Minnesota, on Thursday, May 13, 1999, beginning at 10:00 a.m.

     The Secretary's Notice of the Annual Meeting and the Proxy Statement that appear on the following pages describe the matters scheduled to come before the meeting. At the meeting, I will discuss the Company's performance in 1998 and report on current items of interest to our shareholders. In addition, certain members of the Company's board of directors and executives of the Company, as well as representatives of KPMG Peat Marwick LLP, the Company's independent auditors will be available to answer your questions.

     I hope you will be able to attend the meeting in person and look forward to seeing you. PLEASE MARK, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS QUICKLY AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING. If you attend the meeting you may withdraw any proxy previously given and vote your shares in person.

     On behalf of your board of directors and the Company's employees, thank you for your support of and interest in the Company.

                                         Sincerely,
                                         /s/ Thomas G. Hudson
                                         Thomas G. Hudson
                                         President and Chief Executive Officer

[Logo]
Computer Network Technology Corporation
605 North Highway 169
Minneapolis, Minnesota 55441
(612) 797-6000
___________________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 13, 1999
___________________________________________________________________________

TO OUR SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Computer Network Technology Corporation, a Minnesota corporation, will be held on Thursday, May 13, 1999 at the Marriott City Center, 30 South Seventh Street, Minneapolis, Minnesota, beginning at 10:00 a.m. for the following purposes:

     (1) To fix the number of directors at five and to elect five persons to the board of directors to serve until the next Annual Meeting of the Shareholders;

     (2) To approve the proposed amendment to the Restated Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 30,000,000 to 100,000,000;

     (3) To amend the 1992 Stock Award Plan to increase the number of shares authorized for issuance thereunder by 800,000;

     (4) To amend the 1992 Employee Stock Purchase Plan to increase the number of shares authorized for issuance thereunder by 300,000;

     (5) To ratify and approve the appointment of KPMG Peat Marwick LLP as independent auditors for the year ending December 31, 1999; and

     (6)  To transact other business that may properly come before the meeting.



     Shareholders of record on March 15, 1999 are the only persons entitled to notice of and to vote at the meeting.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                         BY ORDER OF THE BOARD OF DIRECTORS


                         /s/ Greogory T. Barnum
                         Gregory T. Barnum
                         Vice President of Finance, Chief Financial Officer and Corporate Secretary

April 1, 1999
Minneapolis, Minnesota

[Logo]
Computer Network Technology Corporation
605 North Highway 169
Minneapolis, Minnesota 55441
(612) 797-6000
___________________________________________________________________________

                                PROXY STATEMENT
___________________________________________________________________________

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 13, 1999

                                    GENERAL

       This Proxy Statement is furnished in connection with the solicitation by the board of directors (the "Board") of Computer Network Technology Corporation of proxies to be voted at the Annual Meeting of the Shareholders of the Company (the "Annual Meeting") to be held on Thursday May 13, 1999 at the Marriott City Center, 30 South Seventh Street, Minneapolis, Minnesota, beginning at 10:00 a.m. (central time), and at any adjournments thereof. This Proxy Statement and the accompanying proxy card are furnished in connection with the proxy solicitation and are being mailed to shareholders beginning approximately April 1, 1999. Shares represented by properly executed and returned proxies will, unless otherwise specified on the proxy card, be voted FOR all of the nominees listed in Item 1 and FOR Items 2, 3, 4 and 5 as set forth on the proxy card, and be voted in the discretion of the proxy holders as to any other matter that may properly come before the meeting. A shareholder voting through a proxy who abstains with respect to a certain proposal is considered to be present and entitled to vote on such proposal at the meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a proxy holder to vote, or withholds authority to vote, on a certain proposal shall not be considered present and entitled to vote on such proposal.

       The proxy may be revoked at any time prior to its exercise by providing written notice of revocation or another proxy bearing a later date to the Secretary of the Company at the address set forth above or at the Annual Meeting.

The Company will pay expenses incurred in connection with the solicitation of proxies. Proxies are being solicited by mail. In addition, directors, officers and other employees of the Company may solicit proxies personally, by telephone, by electronic mail, or by facsimile without additional compensation to them.
The Company has requested brokerage houses, nominees, custodians, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock of the Company and will reimburse such persons for their expenses.

       Shareholders of record as of March 15, 1999 are the only persons entitled to vote at the Annual Meeting. As of that date, there were issued and outstanding 22,xxx,xxx shares of Common Stock, the only authorized and issued voting security of the Company. Each shareholder is entitled to one vote for each share held.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

       The by-laws of the Company provide that the number of directors that constitute the board shall be fixed from time to time by the shareholders of the Company and that directors shall be elected at the annual meeting and shall hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The Board recommends that the number of directors constituting the Board be set at five and nominates the five persons named below for election as directors.

       The accompanying proxy will be voted in favor of the election of the following nominees as directors, each of whom is currently a director, unless the shareholder giving the proxy indicates to the contrary on the proxy. All nominees have agreed to stand for election at the Annual Meeting. If any nominee is not available as a candidate for director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board to fill such vacancy, unless the shareholder giving the proxy indicates to the contrary on the proxy.

       The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote on the election of directors and present, in person or by proxy, at the Annual Meeting is required to elect each of the five nominees named below.

NOMINEES TO THE BOARD

     THOMAS G. HUDSON, 52 years of age, has been President and Chief Executive Officer since June 1996, and a director since August 1996. From 1993 to June 1996, Mr. Hudson was Senior Vice President of McGraw Hill Companies, a leading information services provider, serving as General Manager of its F.W. Dodge Division, and as Senior Vice President, Corporate Development. From 1968 to 1993, Mr. Hudson served in a number of management positions at IBM Corporation, most recently as Vice President Services Sector Division. Mr. Hudson's IBM career included varied product development, marketing and strategic responsibilities for IBM's financial services customers and extensive international and large systems experience. He is a graduate of the University of Notre Dame and New York University. He attended the Harvard Advanced Management Program in 1990.

     PATRICK W. GROSS, 54 years of age, has been a director since July 1997.
Mr. Gross founded American Management Systems, Inc. ("AMS") in 1970 where he serves as Chairman of the Executive Committee and Principal Executive Officer. AMS is a management consulting and systems integration firm applying information technology to business and management in both the public and private sectors. Between July 1968 and May 1970, Mr. Gross served on the staff of the U.S. Secretary of Defense in the Office of Systems Analysis. Mr. Gross is Chairman of Baker & Taylor Holdings, Inc., a private company, and serves as a director of Capital One Financial Corporation and Landmark Systems Corporation. He is a graduate of Rensselaer Polytechnic Institute, University of Michigan and Stanford University.

     ERWIN A. KELEN, 63 years of age, has been a director since June 1988. Mr. Kelen is President of Kelen Ventures and a partner of Camir Investments, both private investment entities. He is a private investor active in venture capital investments, investment management and helping small companies grow. From 1984 to 1990, Mr. Kelen was President and Chief Executive Officer of DataMyte Corporation, a wholly owned subsidiary of Allen Bradley Co. Mr. Kelen is also a director of Printronix, Inc., Insignia Systems, Inc., and CyberOptics Corporation. He is a graduate of the Technical University of Budapest and the University of Minnesota Graduate School.

     LAWRENCE PERLMAN, 60 years of age, has been a director since June 1988. From January 1990 to November 1992, Mr. Perlman was President and Chief Executive Officer of Ceridian Corporation, formerly Control Data Corporation, and has been Chairman and Chief Executive Officer since November 1992. Ceridian Corporation is a leading information services and defense electronics company that serves the human resources, electronic media, transportation, gaming and government markets. Mr. Perlman also serves as a director of Ceridian Corporation, Valspar Corporation and Amdocs Ltd. and as Chairman and a director of Seagate Technology, Inc. He is a graduate of Carleton College and Harvard Law School.

     JOHN A. ROLLWAGEN, 58 years of age, has been a director since June 1993 and Chairman of the Board since December 1995. Mr. Rollwagen is a private investor and venture partner with St. Paul Venture Capital, a venture capital firm. From January 1993 to May 1993, Mr. Rollwagen served as U.S. Department of Commerce Deputy Secretary-Designate. Beginning in 1975, Mr. Rollwagen served in executive capacities with Cray Research, Inc. ("Cray"). Mr. Rollwagen served as Chairman and Chief Executive Officer of Cray from 1981 to January 1993. Mr. Rollwagen serves as a director of Minnesota Brewing Co., and several private companies. He is a graduate of The Massachusetts Institute of Technology and Harvard Graduate School of Business Administration.

MEETINGS AND COMMITTEES OF THE BOARD

     The Board held five meetings during 1998 and otherwise conducted business by written resolutions signed by all directors. Each director attended at least 75% of the total number of meetings of the Board plus the total number of meetings of all committees on which he served

     The Audit Committee recommends to the Board the selection of independent auditors, reviews the activities and reports of the independent auditors, and reviews the internal accounting controls of the Company. The Audit Committee is comprised of Messrs. Kelen, Perlman, and Rollwagen. The Audit Committee held two meetings in 1998.

     The Compensation Committee is comprised of Messrs. Kelen, Perlman, and Rollwagen. The primary purpose of this Committee is set forth in the "Report on Executive Compensation" contained in this Proxy Statement. The Compensation Committee held two meetings in 1998 and otherwise conducted business by written resolutions signed by the Committee members.

     The Board does not have a standing nominating committee.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company receive a retainer of $5,000 per quarter, plus reimbursement of out-of-pocket expenses incurred on behalf of the Company. Accordingly, the non-employee directors were each paid a retainer of $20,000 for 1998. During 1998, each of the Company's non-employee directors also received an option to purchase 20,000 shares of the Company's Common Stock under the Company's 1992 Stock Award Plan.

                               SECURITY OWNERSHIP
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of February 28, 1999, certain information with respect to all shareholders known to the Company to have been beneficial owners of more than 5% of its Common Stock, for each director and each executive officer named in the Compensation Table on page 14, and all directors and executive officers of the Company as a group. Unless otherwise indicated, each person named in the table has sole voting and investment power as to the Common Stock shown.

                                                                            PERCENT OF
                                                  AMOUNT AND NATURE OF      COMMON STOCK
    NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP      OUTSTANDING
--------------------------------------------------------------------------------------------
Dimensional Fund Advisors, Inc.
  1299 Ocean Avenue, 11/th/ Floor                          1,353,400               6.12%
  Santa Monica, CA 90401 /(1)/
--------------------------------------------------------------------------------------------
Thomas G. Hudson /(2)/                                       491,415               2.14%
--------------------------------------------------------------------------------------------
Erwin A. Kelen /(3)/                                         496,237               2.18%
--------------------------------------------------------------------------------------------
John A. Rollwagen /(3)/                                      296,660               1.30%
--------------------------------------------------------------------------------------------
Lawrence Perlman /(3)/                                       197,493                 *
--------------------------------------------------------------------------------------------
Patrick A. Gross /(3)/                                        52,507                 *
--------------------------------------------------------------------------------------------
Gregory T. Barnum /(4)/                                       24,509                 *
--------------------------------------------------------------------------------------------
Nick V. Ganio /(5)/                                           68,040                 *
--------------------------------------------------------------------------------------------
Martin G. Hahn /(6)/                                          25,000                 *
--------------------------------------------------------------------------------------------
Mark R. Knittel /(7)/                                         40,540                 *
--------------------------------------------------------------------------------------------
All executive officers and directors as a
  Group (15 persons) /(8)(9)/                              1,879,330               7.83%
==============================================================================================

* Represents beneficial ownership of less than one percent of the outstanding Common Stock

(1) According to a Schedule 13G dated February 11, 1999, Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 1,353,400 shares of the Company's Common Stock as of December 31, 1998, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(2) Includes 491,415 shares that may be acquired upon exercise of incentive and non-qualified stock options that are currently exercisable or are exercisable within 60 days. Also includes 877 shares held by Connecticut General Trust Company as trustee of the Company's 401(k) Plan.

(3) Includes 203,327, 266,660, 169,993 and 52,507 shares that may be acquired upon the exercise of non-qualified stock options held by Messrs. Kelen, Rollwagen, Perlman, and Gross, respectively. These options are currently exercisable or are exercisable within 60 days.

(4) Includes 21,250 shares that may be acquired upon exercise of incentive stock options that are currently exercisable or are exercisable within 60 days.

(5) Includes 62,500 shares that may be acquired upon exercise of incentive and non-qualified stock options that are currently exercisable or are exercisable within 60 days.

(6) Includes 25,000 shares that may be acquired upon exercise of incentive and non-qualified stock options that are currently exercisable or are exercisable within 60 days.

(7) Includes 40,000 shares that may be acquired upon exercise of incentive and non-qualified stock options that are currently exercisable or are exercisable within 60 days.

(8) Includes 10,039 shares held by Connecticut General Trust Company as trustee of the Company's 401(k) Plan for the benefit of three officers.

(9) Includes 1,461,244 shares that may be acquired upon exercise of incentive and non-qualified stock options. These options, including those discussed above, are currently exercisable or exercisable within 60 days. Includes only executive officers and directors as of February 28, 1999.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file periodic reports of ownership and changes in ownership with the Securities and Exchange Commission. During 1998, based solely on its review of the copies of such reports received by it and of written representations from certain reporting persons regarding filings required to be made by such persons, the Company believes that all persons required under
Section 16(a) to file beneficial ownership reports with respect to the Company's Common Stock complied with such filing requirements.

                       REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

     The Compensation Committee (the Committee) is comprised entirely of independent, outside directors and is responsible for recommending to the Board the Company's executive compensation philosophy, for determining all aspects of the Chief Executive Officer's compensation, and for review and approval of recommendations for compensation paid to other executives. The Committee is also responsible for administering the Company's stock-based compensation plans. During 1998, the Committee was comprised of Messrs. Rollwagen, Kelen and Perlman.

     The primary objectives of executive compensation are to provide compensation that will attract, retain, reward and motivate a highly effective Executive Team that will lead the Company in achieving its business goals in a highly competitive and rapidly changing industry; to ensure that compensation opportunities for executives are competitively positioned and yet reasonable in light of the Company's objectives; and to emphasize and reinforce the link of pay for individual and Company performance.

     The Committee believes that the Company's executive compensation program provides an overall level of compensation opportunity that is competitive with comparably sized companies within the computer industry.

COMPONENTS OF EXECUTIVE COMPENSATION

     The Company's total compensation for executives consists of annual cash compensation in the form of base salaries and bonuses, and long-term incentives in the form of participation in the Company's Executive Deferred Compensation Plan and options to acquire Common Stock. In addition, executives are provided with the same level and types of benefits that are generally available to other employees. The Company' executive compensation strategy is designed to base a significant portion of an executive's overall compensation on the financial performance of the Company. The following sections describe each component of executive compensation.

ANNUAL CASH COMPENSATION

     Base salary and bonuses are established for the Company's executives each year based on the executive's job responsibilities, level of experience, overall performance and contributions, future potential, as well as information obtained with respect to competitive pay practices. Comparative compensation data was derived from an analysis of external compensation surveys encompassing companies of similar size and industry, and from outside consultants. Bonuses may be based on a combination of the Success Sharing Annual Leadership Bonus Plan ("the Success Sharing Plan"), individual performance bonuses or sales commissions. For 1998, base salaries and bonuses for the Company's executives, other than its Chief Executive Officer, were recommended to the Committee by the Company's Chief Executive Officer, after consideration was given to the factors noted above and consultation with the Company's Vice President of Human Resources.

     The Success Sharing Plan is an annual incentive program which provides executives and other key contributors with the opportunity to earn a cash bonus if the Company achieves certain levels of revenue growth and pre-tax profitability, with the level of bonus payment specifically tied to achievement of these key performance measures.

     At the beginning of each year, the Committee approves a success sharing grid for use in determining the Company's success sharing bonus factor and an individual success sharing bonus participation rate for each executive. The horizontal and vertical axes of the success sharing grid are based on defined levels of revenue growth over the previous year and pre-tax profit as a percentage of revenue (after deducting the cost of success sharing bonuses and excluding special charges). The annual success sharing factor is based on the success sharing grid and the Company's actual level of revenue growth and pre-tax profitability. The success sharing bonus participation rate for each executive is based on the executive's expected level of contribution to the Company's overall financial performance. The success sharing bonus for an executive is determined by multiplying their eligible compensation (primarily salary) by the Company's success sharing bonus factor and their individual success sharing bonus participation rate.

     For 1998, the Company's success sharing bonus factor was 86.25 percent and individual success sharing bonus participation rates for the Company's executives ranged from 25 percent to 40 percent. An executive having eligible compensation of $125,000 and a success sharing bonus participation rate of 25 percent would have earned a 1998 success sharing bonus of $26,953.

          The Committee approved a Management by Objective (MBO) bonus program in 1998 that provided most of the Company's executives with quarterly bonus payments through achievement of various individual and corporate objectives. In addition, certain executives earned other commissions and bonuses in 1998 by achieving various predetermined goals and objectives. For example, the Company's Vice President of Worldwide Sales earned commissions and bonuses in 1998 by achieving various revenue, operating profit and expense management objectives.

LONG TERM INCENTIVES

     Stock options are a key tool to recruit, retain, and motivate executive officers and other key employees. The Committee determines the timing and number of stock option grants for the Company's executives, including its Chief Executive Officer, based on the anticipated contribution of the executive to the Company's overall financial performance and their level of responsibility within the Company. In determining the number of options to be granted, the Committee also takes into consideration the number of options then held by the executive. All stock options granted have an exercise price equal to fair market value on the date of grant, generally vest over a four year period and expire ten years from the date of grant.

     The Company's Executive Deferred Compensation Plan provides eligible executives with the opportunity to defer compensation and receive a matching contribution equal to 20% of deferrals, up to an annual maximum of $10,000 per year. The matching contribution is fully vested after four years of service.


COMPENSATION FOR THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

     The 1998 compensation plan for the Company's President and Chief Executive Officer, Thomas G. Hudson, included annual base salary of $300,000 and participation in the Success Sharing Plan at a rate of 60 percent. The employment agreement the Company entered into with Mr. Hudson when he joined the Company in June 1996 provided for guaranteed minimum Success Sharing payments of $12,500 per calendar month through June 30, 1998. Mr. Hudson also received MBO bonuses for 1998 of $100,000. Mr. Hudson received two stock option grants in 1998 for the purchase of an aggregate of 75,000 shares of Common Stock. The option grants made to Mr. Hudson were based upon his performance and leadership with the Company. The grants placed a significant portion of his total compensation at risk, since the options' value depends on the appreciation of the Company's Common Stock over the option term.

INTERNAL REVENUE CODE SECTION 162(M)

     Internal Revenue Code Section 162(m) limits the deductibility of compensation over $1 million paid by a company to an executive officer. Other than limiting the maximum number of shares that may be awarded to any employee or other participant under the Stock Award Plan in any calendar year to 750,000 shares, the Committee currently does not have a policy with respect to Section 162(m) because it is unlikely that such limit will apply to compensation paid by the Company to any of the Company's executive officers for at least the current year.

                                           ERWIN A. KELEN
                                           LAWRENCE PERLMAN
                                           JOHN ROLLWAGEN
                                           Members of the Compensation Committee

                          SUMMARY COMPENSATION TABLE

          The following table shows, for the Company's Chief Executive Officer and for each of the four other most highly compensated executive officers of the Company at the end of fiscal 1998 (collectively, the "Named Officers"), information concerning compensation earned for services in all capacities during the fiscal year ended December 31, 1998, as well as compensation earned by each such person for the two previous fiscal years (if the person was Chief Executive Officer or another executive officer during any part of such fiscal year):

                                                 ANNUAL COMPENSATION
                                      --------------------------------------
                                                                                      LONG TERM
                                                                   OTHER            COMPENSATION
                                                                   ANNUAL              SHARES
                                                                  COMPEN-            UNDERLYING              ALL  OTHER
  NAME AND PRINCIPAL POSITION     YEAR  SALARY ($)  BONUS ($)    SATION ($)          OPTIONS (#)           COMPENSATION ($)
----------------------------------------------------------------------------------------------------------------------------
Thomas G. Hudson/(1)/             1998   $300,000   $290,200         $37,996                75,000                  $ 11,000
President and Chief               1997   $285,000   $150,000         $ 3,863               200,000                  $135,411
  Executive Officer               1996   $125,962   $ 75,000               -               500,000                  $118,961


Gregory T. Barnum/(2)/            1998   $178,000   $ 85,734         $ 1,976                30,000                  $  2,800
  Vice President Finance, Chief   1997   $ 80,067          -         $   103                85,000                  $    400
    Financial Officer and
    Secretary

Nick V. Ganio/(3)/                1998   $138,541   $196,260         $ 3,527               250,000                  $ 60,000
Vice President of Worldwide
  Sales

Martin G. Hahn/(4)/               1998   $165,000   $113,838         $11,474                17,000                  $ 11,000
Vice President & General          1997   $ 35,380          -         $   203               100,000                  $  2,000
  Manager Enterprise Integration,
  Solutions Division

Mark R. Knittel/(5)/              1998   $168,000   $ 93,960         $ 5,067                40,000                  $  3,030
Vice President of Marketing and   1997   $124,923   $ 49,000         $   461                90,000                  $ 29,056
  Business Development
----------------------------------------------------------------------------------------------------------------------------

(1) Mr. Hudson's "Bonus" consists of guaranteed minimum success sharing payments and a success sharing bonus earned for 1998 based on profitability and revenue growth according to his employment agreement (see section entitled "Employment Agreements" for further information) and MBO performance bonuses of $100,000. "Other Annual Compensation" consists of earnings credits under the Company's Executive Deferred Compensation Plan. "All Other Compensation" in 1998 consists of a $1,000 401(k) match and a $10,000 Executive Deferred Compensation match.

(2) Mr. Barnum's "Bonus" consists of a $53,734 success sharing bonus and MBO performance bonuses of $32,000. "Other Annual Compensation consists of earnings credits under the Company's Executive Deferred Compensation Plan. "All Other Compensation" consists of a $1,000 401(k) match paid by the Company and a $1,800 Executive Deferred Compensation match.

(3) Mr. Ganio's "Bonus" consists of a $29,873 success sharing bonus and $166,387 of sales commissions and performance bonuses. "Other Annual Compensation consists of earnings credits under the Company's Executive Deferred Compensation Plan. "All Other Compensation" consists of a sign-on bonus of $50,000 and a $10,000 Executive Deferred Compensation match. Mr. Ganio became an executive officer of the Company in March 1998.

(4) Mr. Hahn's "Bonus" consists of a $57,838 success sharing bonus and $56,000 of performance bonuses. "Other Annual Compensation" consists of earnings credits under the Company's Executive Deferred Compensation Plan. "All Other Compensation" consists of a $1,000 401(k) match and a $10,000 Executive Deferred Compensation match. Mr. Hahn became an executive officer of the Company in October 1997.

(5) Mr. Knittel's "Bonus" consists of a $57,960 success sharing bonus and $36,000 of MBO performance bonuses. "Other Annual Compensation" consists of earnings credits under the Company's Executive Deferred Compensation Plan. "All Other Compensation" consists of a $3,030 Executive Deferred Compensation match.

                                 OPTION TABLES

     The following tables summarize stock option grants and exercises during 1998 to or by the Named Officers and certain other information relative to such options.


                       OPTION GRANTS IN FISCAL YEAR 1998

==============================================================================================================================
                                                                                              POTENTIAL REALIZABLE VALUE AT
                                                                                                 ASSUMED ANNUAL RATES OF
                                                                                              STOCK PRICE APPRECIATION FOR
                                    INDIVIDUAL GRANTS                                                OPTION TERM /(3)/
------------------------------------------------------------------------------------------------------------------------------
                              NUMBER OF        PERCENT OF
                               SHARES         TOTAL OPTIONS
                             UNDERLYING        GRANTED TO
                           OPTIONS GRANTED    EMPLOYEES IN     EXERCISE        EXPIRATION
NAME                            /(1)/          FISCAL YEAR     PRICE /(2)/        DATE              5%                10%
------------------------------------------------------------------------------------------------------------------------------
Thomas G. Hudson                75,000             3.0%         $9.6875     December 9, 2008     $ 457,734         $1,155,234
------------------------------------------------------------------------------------------------------------------------------

Gregory T. Barnum               30,000             1.2%         $9.6875     December 9, 2008     $ 183,094         $  462,094
------------------------------------------------------------------------------------------------------------------------------

Nick V. Ganio                  250,000            10.0%         $4.6875       March 15, 2008     $ 738,281         $1,863,281
------------------------------------------------------------------------------------------------------------------------------

Martin  G. Hahn                 17,000              .7%         $9.6875     December 9, 2008     $ 103,753         $  261,853
------------------------------------------------------------------------------------------------------------------------------

Mark R. Knittel                 40,000             1.6%         $9.6875     December 9, 2008     $ 244,125         $  616,125
==============================================================================================================================

(1) Subject to acceleration at the discretion of the Compensation Committee or upon the death or disability of the optionee, each option generally becomes cumulatively exercisable with respect to 25% of the shares covered on each of the first four anniversaries of the grant date.

(2) Fair market value per share on the date of grant as determined in accordance with the Stock Award Plan.

(3) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

         Aggregated Option Exercises In 1998 And Year-End Option Values

=========================================================================================================================
                                                                 NUMBER OF SHARES             VALUE OF UNEXERCISED IN-
                                                              UNDERLYING UNEXERCISED            THE-MONEY OPTIONS AT
                                                          OPTIONS AT FISCAL YEAR-END (#)         FISCAL YEAR-END (1)

                              SHARES
                           ACQUIRED  ON        VALUE
NAME                       EXERCISE (#)       REALIZED       EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
Thomas G. Hudson                -                 -           399,990   /   375,820         $3,073,751   /   $2,519,368
Gregory T. Barnum               -                 -            21,250   /    93,750         $  179,219   /   $  622,031
Nick V. Ganio                   -                 -                 -   /   250,000                  -   /   $1,953,125
Martin G. Hahn                  -                 -            25,000   /    92,000         $  190,625   /   $  607,684
Mark R. Knittel                 -                 -            22,500   /   107,500         $  162,500   /   $  600,000
=========================================================================================================================

(1) The dollar value of unexercised in-the-money options at fiscal year end is equal to the difference between the market value of the shares underlying the options and the exercise price.

                             EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement with Thomas G. Hudson to serve as its President and Chief Executive Officer. Effective January 1, 1999 and 1998, the Committee approved increases in Mr. Hudson's annualized base salary to $330,000 and $300,000, respectively. The employment agreement also provided for a hiring bonus, which was paid in 1996, in the amount of $100,000; a success sharing bonus at a 60 percent participation rate, with a non-recoverable minimum monthly payment of $12,500 for the period from July 1, 1996 through June 30, 1998; and a long-term incentive in the form of a non-qualified stock option to purchase 500,000 shares of the Company's Common Stock. In the event of a "Change of Control," the number of unvested Options equal to the number of then vested options shall become immediately vested and exercisable, provided in no event shall less than an aggregate of 250,000 options be vested and exercisable upon a Change of Control. If Mr. Hudson's employment ends by reason of termination without cause, then the Company shall continue to pay Mr. Hudson's base salary and reimburse him for expenses incurred to retain ongoing COBRA benefits, at the rate then in effect, for a period of one year following the date of termination, provided that if termination occurs upon or within six months after a Change of Control, he shall receive a lump sum payment equal to one year's base salary. In addition, the Company agreed to reimburse Mr. Hudson for certain relocation expenses.

     The Company has entered into an employment arrangement with Mark R. Knittel, Vice President of Marketing and Business Development which provides for six months severance should the employment relationship be terminated for non-performance.

     On February 18, 1998, the Company entered into an employment arrangement with Nick V. Ganio to serve as its Vice President of Worldwide Sales. Mr. Ganio's annual target cash compensation is $350,000, consisting of $175,000 in base compensation, plus $175,000 of bonus opportunities consisting of a success sharing bonus at a 25 percent participation rate and other commissions and bonuses based on achievement of revenue, operating profitability and expense management objectives. The Company guaranteed $95,000 of the bonus opportunity in the first year of employment. Mr. Ganio also received a $50,000 signing bonus which was paid in 1998 and a long term incentive in the form of stock options for the purchase of 250,000 shares of the Company's Common Stock. Upon termination of employment other than for cause, Mr. Ganio is entitled to severance equal to his base salary for a period of six months, with the opportunity for an additional six months of severance in the event he has not found employment.

                      COMPARATIVE STOCK PRICE PERFORMANCE

  The graph below compares the cumulative total shareholder return on the Common Stock of the Company ("CNT Common Stock") for the last five fiscal years with the cumulative total return of The Nasdaq Stock Market (U.S. Companies) Index ("The Nasdaq Total Return Index") and the Computer Manufacturers Nasdaq Industry Category Index ("The Nasdaq Computer Manufacturers Index") for the same periods as compiled by the Center for Research in Security Prices of the University of Chicago Graduate School of Business (assuming the investment of $100 in CNT Common Stock, The Nasdaq Total Return Index, and The Nasdaq Computer Manufacturers Index on December 31, 1993, and reinvestment of all dividends). The Nasdaq Computer Manufacturers Index is comprised of all companies listed on The Nasdaq Stock Market with SIC Code No. 357. The Company will promptly make available a list of the companies comprising the Nasdaq Computer Manufacturers Index on the request of a shareholder in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement.


                                          12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98
                                          ----------------------------------------------------------
CNT Common Stock                             100.0      63.4      41.9      46.5      32.6     116.3
----------------------------------------------------------------------------------------------------

The Nasdaq Total Return Index                100.0      97.8     138.3     170.0     208.3     293.5
----------------------------------------------------------------------------------------------------

The Nasdaq Computer Manufacturers Index      100.0     109.8     173.0     231.9     280.5     610.0
----------------------------------------------------------------------------------------------------

            PROPOSAL TO AMEND THE RESTATED ARTICLES OF INCORPORATION
                             (ITEM 2 ON PROXY CARD)

  The Company's Restated Articles of Incorporation authorize the issuance of 30,000,000 shares of Common stock, $.01 par value, and 1,000,000 shares of Preferred Stock. As of December 31, 1998, there were 22,253,674 shares of Common Stock issued and outstanding, and 5,814,632 shares of Common Stock reserved for issuance under the 1992 Stock Award Plan, 1997 Restricted Stock Plan and 1992 Employee Stock Purchase Plan. No shares of Preferred Stock were outstanding as of March 15, 1999.

  The proposed amendment to Article III of the Company's Restated Articles of Incorporation recommended by the Board, would increase the number of shares of Common Stock that the Company is authorized to issue from 30,000,000 to 100,000,000. If the amendment is approved by the shareholders, subsection 3.01 of Article III of the Company's Restated Articles of Incorporation, as amended, would read as follows:

      "This corporation shall have the authority to issue an aggregate of one hundred million (100,000,000) shares of Common Stock of par value of $.01 per share. Such shares shall be designated as this corporation's `Common Stock.' "

  The Board desires to increase the authorized number of shares of Common Stock to enhance the Company's flexibility in connection with possible future actions, such as equity financings, mergers, acquisitions of property, stock splits, stock dividends, use in employee benefit plans, or other corporate purposes. Having such authorized shares available for issuance would allow shares of Common Stock to be issued without the expense and delay of a special shareholders' meeting. The additional shares of Common Stock would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock currently outstanding.

  If the proposed amendment is approved, the additional shares of Common Stock would be available for issuance without further action by the shareholders, unless such action is required by applicable law, the rules of the National Association of Securities Dealers, Inc., or any stock exchange on which the Company's securities may be listed.

     At the date of this proxy statement, except as described herein under "Proposal to Amend the 1992 Stock Award Plan," "Proposal to Amend the 1992 Employee Stock Purchase Plan," and the 1997 Restricted Stock Plan as described in the Notes to Financial Statements in the 1998 Annual Report, the Board has not authorized the issuance of any additional shares of Common Stock and the Company has no agreements or commitments with respect to the sale or issuance of any shares of Common Stock beyond the number currently authorized. The proposal to increase the authorized number of shares of Common Stock may be considered as having the effect of discouraging attempts to takeover control of the Company and issuances of additional shares could have the effect of diluting per share earnings and book value of existing shares.

     The affirmative vote of a majority of the outstanding shares of Common Stock present or represented and entitled to vote on this item is required for approval of the amendment of the Company's Restated Articles of Incorporation. THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT.

                  PROPOSAL TO AMEND THE 1992 STOCK AWARD PLAN
                             (ITEM 3 ON PROXY CARD)

APPROVAL OF AMENDMENT OF 1992 STOCK AWARD PLAN

  The 1992 Stock Award Plan ("the Stock Award Plan") was adopted by the Board and approved by the shareholders in 1992 and 6,200,000 shares of Common Stock are reserved for issuance. The Board has adopted, subject to shareholder approval, an amendment to the Stock Award Plan to increase the number of shares authorized for issuance thereunder from 6,200,000 shares to 7,000,000 shares, an increase of 800,000 shares.

The board of directors believes that stock based compensation has been and will continue to be an important compensation element in attracting, retaining and motivating key employees. As of December 31, 1998, there were 728,098 shares of Common Stock available for future grants of stock options and other stock based awards under the Stock Award Plan. The board of directors believes that the increase in authorized shares reserved for issuance under the Stock Award Plan is necessary because of the need to continue to make awards to recruit, retain and motivate key employees and other Company representatives, including outside directors, and to use such awards in connection with a planned increase in the number of employees of the Company. The shareholders are being asked to approve this amendment to the Stock Award Plan at the Annual Meeting.

PURPOSE

  The purpose of the Stock Award Plan is to assist the Company in recruiting and retaining key employees and other Company representatives, including outside directors, and to motivate them to produce a superior return for the Company's shareholders by offering an opportunity to realize stock appreciation, facilitating stock ownership, and rewarding a high level of corporate financial performance.

ADMINISTRATION

  The Stock Award Plan is administered by the Compensation Committee (the "Committee"), a committee of the Board composed of two or more directors who are non-employee directors, as that term is defined in Rule 16b-3(b) promulgated under the Securities Exchange Act of 1934, as amended. The Committee has the exclusive power to adopt and revise rules relating to the Stock Award Plan and to determine the timing of grants, identity of recipients, the form and amount of each award and other terms and conditions of awards; provided, however, that the Board will have the sole power to grant awards to outside directors. The Committee may delegate its responsibilities under the Stock Award Plan to members of the Company's management and others with respect to the selection and grant of awards to employees of the Company who are not deemed to be officers, directors, or 10% shareholders of the Company under applicable federal securities laws.

     Under the Stock Award Plan, the Committee may require or permit employees to elect to defer the issuance of Shares or the settlement of awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

ELIGIBILITY AND NUMBER OF SHARES

     Officers, other employees, directors, consultants, and independent contractors of the Company and its affiliates are eligible to receive awards under the Stock Award Plan. The Company currently has approximately 600 employees and directors who are eligible to receive awards under the Stock Award Plan.

     The number of shares of the Company's Common Stock available for issuance under the Stock Award Plan is 6,200,000 (subject to adjustment for stock splits, stock dividends, and similar changes in the Company's capitalization, and acquisitions as noted below). The Committee may grant awards under the Stock Award Plan to employees and other representatives of entities acquired by the Company in substitution of stock-based awards previously granted to them by the acquired entity and such awards may have terms and conditions that vary from those specified in the Stock Award Plan. The Stock Award Plan provides that the maximum number of shares available for distribution under its terms will be increased to take into account any awards granted in substitution for stock-based awards previously granted by an acquired entity.

     If the amendment is approved, an additional 800,000 shares of Common Stock will be available for issuance under the Stock Award Plan (subject to adjustment as described above). The maximum number of shares that may be awarded by stock options intended to comply with Section 422 of the Internal Revenue Code ("incentive stock options') is 7,000,000. The aggregate maximum number of shares that may be awarded as restricted stock and stock awards is 500,000. In addition, no employee participating in the Stock Award Plan may receive options to purchase more than 750,000 shares of Common Stock in any one calendar year. Grants of options to individual employees in any calendar year under the Stock Award Plan have historically been below this 750,000 share limit. The last reported per share sale price of the Company's Common Stock on the Nasdaq National Market on February 28, 1999 was $11.875. The aggregate market value of securities underlying options granted under the Stock Award Plan was $56,178,856 at February 28, 1999.

     The Stock Award Plan provides that all awards are subject to agreements containing the terms and conditions of the awards. These agreements are entered into by the recipients of the awards and the Company when the awards are granted. Agreements with employees are subject to amendment, including unilateral amendment by the Company (upon authorization of the Committee), unless such amendments are determined by the Committee to be materially adverse to the recipient and are not required as a matter of law. Any shares of Common Stock subject to awards under the Stock Award Plan that are not used because the terms and conditions of the awards are not met may be reallocated under the Stock Award Plan as though they had not previously been awarded. In addition, the Stock Award Plan provides that if a recipient uses shares of the Company's Common Stock to pay the purchase or exercise price of an award or to satisfy tax withholding obligations related to an award, only the net number of shares shall be deemed to be issued for purposes of determining the maximum number of shares available under the Stock Award Plan.

TYPES OF AWARDS

     The types of awards that may be granted under the Stock Award Plan include incentive and non-qualified stock options, performance units, restricted stock, stock and other stock-based awards. Subject to the restrictions described in this Proxy Statement with respect to incentive stock options and non-employee director options, these awards are exercisable by the recipients at such times as determined by the Committee. No award is assignable or transferable by a recipient. However, under the Stock Award Plan, the Committee, in its discretion, may permit transfers of awards in the event of death or when the award (other than Incentive Stock Options) are transferred to members of the recipient's immediate family or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if the recipient receives no consideration for the transfer.

  Incentive and Non-qualified Stock Options. Both incentive stock options and non-qualified stock options may be granted to recipients at such exercise prices as the Committee may determine, but not less than 100% of their fair market value (as defined in the Stock Award Plan) as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee may determine, except that unless applicable federal tax laws are modified: (i) no incentive stock options may be granted more than ten years after the effective date of the Stock Award Plan; (ii) an incentive stock option shall not be exercisable more than ten years after the date of grant; and (iii) the aggregate fair market value of the shares of the Company's Common Stock with respect to which incentive stock options held by an employee under the Stock Award Plan or any other plan of the Company or any affiliate may first become exercisable in any calendar year may not exceed $100,000. Incentive stock options may only be granted to employees of the Company and its subsidiaries. The purchase price for stock purchased upon the exercise of the options may be payable in cash, in stock having a fair market value on the date the option is exercised equal to the option price of the stock being purchased, or in a combination of cash and stock, as determined by the Committee. The Committee may permit participants to exercise options and simultaneously sell the stock purchased upon such exercise and use the sale proceeds to pay the purchase price and/or any required withholding taxes. The Committee may provide, at or after the grant of a stock option, that a recipient who surrenders shares of stock in payment of an option shall be granted a new incentive or non-qualified stock option covering a number of shares equal to the number of shares tendered.

  Performance Units. Performance units entitle the recipient to payment in amounts determined by the Committee based upon the achievement of specified performance targets during a specified term. Payments with respect to performance units may be paid in cash, shares of Common Stock, or a combination of cash and Common Stock, as determined by the Committee.

  Restricted Stock, Stock and Other Stock-Based Awards. The Committee is authorized to grant, either alone or in conjunction with other awards, stock and stock-based awards. The Committee shall determine the persons to whom such awards are made, the timing and amount of such awards, and all other terms and conditions. Common Stock granted to recipients may be unrestricted or may contain such restrictions, including provisions requiring forfeiture and imposing restrictions upon stock transfer, as the Committee may determine. Unless forfeited, the recipient of restricted Common Stock will have all other rights of a shareholder, including without limitation, voting and dividend rights.

  Outside Director Awards. Outside directors may, at the discretion of the Board and in accordance with the terms of the Stock Award Plan, be granted awards at various times, including when an outside director is first elected or appointed to the board, when an outside director is re-elected to the board or at other times as may be deemed appropriate

ACCELERATION OF AWARDS, LAPSE OF RESTRICTIONS, FORFEITURE

  The Committee may provide for the lapse of restrictions on restricted stock or other awards, accelerated exercisability of options or acceleration of the term with respect to which the achievement of performance targets for performance units is determined in the event of a change in control of the Company, other fundamental changes in the corporate structure of the Company, the death or retirement of the recipient, or such other events as the Committee may determine. The Committee may provide that certain awards may be exercised in certain events after the termination of employment or death of the recipient.

ADJUSTMENTS, MODIFICATION, TERMINATION

  The Stock Award Plan provides the Committee with discretion to adjust the kind and number of shares available for awards or subject to outstanding awards, the option price of outstanding options, and performance targets for, and payments under, outstanding awards of performance units in the event of mergers, recapitalization, stock dividends, stock splits, or other relevant changes. Adjustments in performance targets and payments on performance units are also permitted upon the occurrence of such other events as may be specified by the Committee, which may include changes in the Company's accounting practices or changes in the recipient's title or employment responsibilities. The Stock Award Plan also gives the Board the right to terminate, suspend, or modify the Stock Award Plan, except that amendments to the Stock Award Plan are subject to shareholder approval if needed to comply with the incentive stock option provisions of federal tax law. Under the Stock Award Plan, the Committee may cancel outstanding options and performance units generally in exchange for cash payments to the recipients in the event of certain dissolutions, liquidations, mergers, statutory share exchanges, or other similar events involving the Company.

FEDERAL TAX CONSIDERATIONS

  Incentive Stock Options. No taxable income to a recipient will be realized, and the Company will not be entitled to any related deduction, at the time any incentive stock option is granted under the Stock Award Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a recipient after the expiration of the statutory holding periods.

  Except in the event of death, if shares acquired by a recipient upon the exercise of an incentive stock option are disposed of by the recipient before the expiration of the statutory holding periods (a "disqualifying disposition"), the recipient will be considered to have realized compensation, taxed as ordinary income in the year of disposition, in an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the recipient will be treated as having made a disqualifying disposition of such shares, and the tax consequences of such disqualifying disposition will be as described above.

  The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a non-qualified stock option, the tax consequences of which are discussed below.

  Non-qualified Stock Options. No taxable income to a recipient will be realized, and the Company will not be entitled to any related deduction, at the time any non-qualified stock option is granted under the Stock Award Plan. Generally, at the time shares are transferred to the recipient pursuant to the exercise of a non-qualified stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the recipient will be treated as a capital gain or loss.

  Restricted and Unrestricted Stock. Unless the recipient files an election to be taxed under Section 83(b) of the Code, (a) the recipient will not realize income upon the grant of restricted stock, (b) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction when the restrictions have been removed or expire and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions. With respect to awards of unrestricted stock, (a) the recipient will realize ordinary income and the Company will be entitled to a corresponding deduction upon the grant of the unrestricted stock, and (b) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of the grant. When the recipient disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

  Performance Units. Generally: (i) the recipient will not realize income upon the grant of a performance unit award; (ii) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares of Common Stock, or a combination of cash and shares of Common Stock are delivered to the recipient upon payment of the performance unit award; and (iii) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of Common Stock received on the date they are received. When the recipient disposes of shares received in payment of a performance unit award, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

WITHHOLDING

  The Stock Award Plan permits the Company to withhold from cash awards, and to require a recipient receiving Common Stock under the Stock Award Plan to pay the Company, in cash, an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a recipient of a stock award to cover withholding obligations through a reduction in the number of shares delivered to such recipient or the surrender to the Company of shares previously received by the recipient.

COMPANY TAX DEDUCTIONS

  The Internal Revenue Code of 1986, as amended (the "Code"), limits the allowable deduction for compensation paid to or accrued with respect to the Chief Executive Officer and each of the four other most highly compensated employees of a publicly held corporation to no more than $1 million per year. Certain types of compensation are exempted from this deduction limitation, including compensation subject to: (i) the attainment of an objective performance goal or goals; (ii) an outside director requirement; and (iii) a shareholder approval requirement. The deduction with respect to any stock option meeting the requirements described above is not subject to the $1 million per employee per year deduction limitations.

  The tax deduction of the Company with respect to any other stock option is determined when the option is exercised by the option holder. To the extent the option is treated as a non-qualified option, the deductible amount generally will equal the difference between the fair market value of the Common Stock of the Company on the date of exercise and the exercise price of the option, multiplied by the total number of options exercised.

  The stock options of the Company granted pursuant to the Stock Award Plan are awarded at a price not less than the fair market value of the Common Stock of the Company on the date of the grant. Thus, such options are treated as "performance-based" compensation under the first requirement of the Code set forth above. The Board plans to continue to review the composition of the Committee to ensure that it will consist entirely of "outside directors" (as such term is defined by the Code) in order to satisfy the second requirement of the Code set forth above.

  In order to satisfy the final requirement of the Code set forth above, the Stock Award Plan sets at 750,000 the maximum number of shares subject to options that can be awarded to any single employee during a specified period. Grants of options to individual participants in any calendar year under the Stock Award Plan have historically been significantly below this 750,000 share limit. The purpose of this 750,000 share limit is to afford the Board and the Committee great flexibility in connection with the recruitment and retention of executives and other high level employees. In satisfying the requirements of the Code, the Stock Award Plan qualifies the stock options granted under it so as to preserve the corresponding tax deductions of the Company if and when such stock options are exercised.

BOARD RECOMMENDATION AND VOTING REQUIREMENTS

  THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE STOCK AWARD PLAN. Provided a quorum is present, the affirmative vote of holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote on this item and present, in person or by proxy, at the Annual Meeting is required for approval of the amendment to increase the number of shares authorized for issuance under the Stock Award Plan by 800,000 Proxies solicited by the Board will be voted for approval of this amendment, unless shareholders specify otherwise in their proxies.

            PROPOSAL TO AMEND THE 1992 EMPLOYEE STOCK PURCHASE PLAN
                            (ITEM 4 ON PROXY CARD)

APPROVAL OF AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN

  The 1992 Employee Stock Purchase Plan (the "Stock Purchase Plan") was adopted by the Board and approved by the shareholders in 1992 and 800,000 shares of Common Stock are reserved for issuance. The Board has adopted, subject to shareholder approval, an amendment to the Company's Stock Purchase Plan to increase the number of shares authorized for issuance thereunder from 800,000 shares to 1,100,000 shares, an increase of 300,000 shares. As of December 31, 1998, there were 146,837 shares of Common Stock available for future purchases under the Stock Purchase Plan.

  The increase in the number of authorized shares is necessary to enable the Company to continue to offer employees the opportunity to purchase shares of Common Stock under the Stock Purchase Plan and to accommodate the growth in the number of employees. The shareholders are being asked to approve this amendment to the Stock Purchase Plan at the Annual Meeting.

PURPOSE

  The purpose of the Stock Purchase Plan is to provide eligible employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock of the Company and, thereby, to develop a stronger incentive to work for the continued success of the Company. The Stock Purchase Plan is an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended.

ADMINISTRATION

  The Stock Purchase Plan is administered by the Compensation Committee of the Board ("the Committee"). Subject to the provisions of the Stock Purchase Plan, the Committee is authorized to determine any questions arising in the administration, interpretation, and application of the Stock Purchase Plan, and to make such rules as are necessary to carry out its provisions.

ELIGIBILITY AND NUMBER OF SHARES

  Up to 800,000 shares of Common Stock are reserved for issuance under the Stock Purchase Plan (subject to appropriate adjustments by the Committee in the event of certain changes in the outstanding shares of Common Stock by reason of a stock dividend, stock split, corporate separation, recapitalization, merger, consolidation, combination, exchange of shares and the like). If the amendment to the Stock Purchase Plan is approved by the shareholders, an additional 300,000 shares of Common Stock will be reserved for issuance under the Stock Purchase Plan (subject to adjustment as described above). Shares delivered pursuant to the Stock Purchase Plan shall be newly issued Common Stock of the Company.

  Currently, any employee of the Company or one of its affiliates is eligible to participate in the Stock Purchase Plan for any "Purchase Period" so long as, on the first day of such Purchase Period, the employee's customary employment is:
(i) at least 20 hours per week; and (ii) for more than five months in any calendar year. Purchase Period is defined as either the 6-month period beginning on December 1 of each year and ending on May 31 of the year, or the 6-month period beginning on June 1 of each year and ending on November 30 of the year.

  Any eligible employee may elect to become a participant in the Stock Purchase Plan by filing an enrollment form in advance of the Purchase Period in which the employee wishes to participate. The enrollment form authorizes payroll deductions beginning with the first payday in the Purchase Period and continuing until the employee withdraws from the Purchase Plan or ceases to be eligible to participate.

  No employee may be granted the right to purchase Common Stock under, or otherwise participate in, the Stock Purchase Plan if after the purchase such employee would own (or have the right to purchase) stock of the Company possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

  As of February 28, 1999, approximately 600 employees were eligible to participate in the Stock Purchase Plan for the December 1, 1998 through May 31, 1999 Purchase Period.

PARTICIPATION

  An eligible employee who elects to participate in the Stock Purchase Plan authorizes the Company to make payroll deductions of between 1% and 10% of the employee's "Base Compensation" (meaning gross cash compensation paid in accordance with the terms of employment, subject to certain exclusions set forth in the Stock Purchase Plan) and "Incentive Compensation" (meaning compensation paid pursuant to the Company's Success Sharing Bonus Plan or in the form of commissions). The participant may elect different withholding percentages for Base Compensation and Incentive Compensation, provided in each case that the withholding percentage must always be a whole percentage from 0% to 10%.

  A participant may, at any time during the Purchase Period, elect to reduce (but not increase) the amount of deductions or to make no further deductions, as set forth in greater detail in the Stock Purchase Plan. A participant may also elect to withdraw from the Stock Purchase Plan at any time before the end of a Purchase Period. In the event of a withdrawal, all future payroll deductions will cease and the amounts withheld will be paid to the participant in cash within 60 days. Any participant who stops payroll deductions may not thereafter resume payroll deductions for that Purchase Period, and any participant who decreases payroll deductions may not thereafter further decrease or increase such deductions, except that he or she may stop further deductions.

  Amounts withheld under the Stock Purchase Plan are held by the Company as part of its general assets until the end of the Purchase Period and then applied to the purchase of Common Stock of the Company as described below. No interest is credited to a participant for amounts withheld.

PURCHASE OF STOCK

  Amounts withheld for a participant in the Stock Purchase Plan are used to purchase Common Stock of the Company as of the last business day of the Purchase Period at a price equal to 85% of the lesser of the Market Price (as defined in the Stock Purchase Plan) of a share of Common Stock on either the first or last business day of the Purchase Period. All amounts so withheld are used to purchase the largest number of whole shares of Common Stock purchasable with such amount, unless the participant has properly notified the Committee in advance that he or she elects to purchase a lesser number of whole shares or to receive the entire amount in cash. If the purchases by all participants would exceed the number of shares of Common Stock available for purchase under the Stock Purchase Plan, each participant will be allocated a ratable portion of such available shares. Any amount not used to purchase shares of Common Stock will be paid to the participant in cash within 60 days after the end of the Purchase Period. No more than $2,500 may be withheld by any Participant to purchase shares of Common Stock under the Stock Purchase Plan during any Purchase Period.

  As soon as practicable after the close of the Purchase Period, the Company shall issue and deliver to participants certificates representing the respective shares of Common Stock purchased under the Stock Purchase Plan.

  No more than 2,500 shares of Common Stock and other stock may be purchased under the Stock Purchase Plan and all other employee stock purchase plans (if any) of the Company and any parent or subsidiary corporations of the Company by any participant for each Purchase Period.

DEATH, DISABILITY, RETIREMENT, OR OTHER TERMINATION OF EMPLOYMENT

  If the participant's employment terminates because the employee has died, becomes permanently disabled, or has retired at or after age 65 (or earlier with the consent of the Committee), the participant (or his or her legal representative) may either: (i) withdraw from the Stock Purchase Plan, in which case all amounts withheld and not previously used to purchase Common Stock pursuant to the Stock Purchase Plan will be refunded in cash; or (ii) elect to receive a refund of only a portion of such amounts and to apply the balance toward the acquisition of Common Stock at the end of the Purchase Period. Any such election must be made within three months of the event causing termination of employment, but not (except in the case of death) later than the conclusion of the Purchase Period. If no notice of election is filed with the Committee within the prescribed period, the participant will be deemed to have elected to withdraw from the Stock Purchase Plan.

  If a participant's employment terminates for any other reason, the Company will refund in cash all amounts withheld and not previously used to purchase Common Stock under the Stock Purchase Plan.

RIGHTS NOT TRANSFERABLE

  The rights of a participant in the Stock Purchase Plan are exercisable only by the participant during his or her lifetime. No right or interest of any participant in the Stock Purchase Plan may be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution.

AMENDMENT OR MODIFICATION

  The Board may at any time amend or modify the Stock Purchase Plan, provided that approval by the shareholders of the Company is required to: (i) increase the number of shares of Common Stock to be reserved under the Stock Purchase Plan (except for adjustments by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations combinations, exchanges of shares and the like); (ii) decrease the minimum purchase price (except for adjustments by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations combinations, exchanges of shares and the like); (iii) withdraw the administration of the Stock Purchase Plan from the Committee; or (iv) change the definition of employees eligible to participate in the Stock Purchase Plan.

TERMINATION

  All rights of participants in any offering under the Stock Purchase Plan will terminate at the earlier of: (i) the conclusion of the Purchase Period ending May 31, 2002; (ii) the day participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase; or (iii) at any time, at the discretion of the Board, after 30 days' notice has been given to all participants.

  Upon termination, shares of Common Stock available under the Stock Purchase Plan will be issued to participants and cash, if any, previously withheld and not used to purchase Common Stock will be refunded to the participants, as if the Stock Purchase Plan were terminated at the end of a Purchase Period.

FEDERAL TAX CONSIDERATIONS

  No income will be recognized by participants due to their purchase of shares under the Stock Purchase Plan until the disposal of those shares or the death of the participant. Participants who hold their shares for more than one year or die while holding their shares will have ordinary income in the year of disposition or death equal to the lesser of: (i) the excess of the fair market value of the shares on the date of disposition or death over the purchase price paid by the participant; or (ii) the excess of the fair market value of the shares on the first day of the year in which they were purchased by the participant over the purchase price paid by the participant. If the holding period has been satisfied when the participant sells the shares or the participant dies while holding the shares, the Company will not be entitled to any deduction in connection with the shares.

  Participants who dispose of their shares within the one-year period after the shares are transferred to them will be considered to have realized ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the date they were purchased by the participant and the price paid by the participant. If such dispositions occur, the Company generally will be entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.

  Participants will have a basis in their shares equal to the purchase price of their shares plus any amount that must be treated as ordinary income at the time of their disposition of the shares. Any gain realized on the disposition of shares acquired under the Stock Purchase Plan in excess of the basis will be capital gain.

BOARD RECOMMENDATION AND VOTING REQUIREMENTS

  THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE STOCK PURCHASE PLAN. Provided a quorum is present, the affirmative vote of holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote on this item and present, in person or by proxy, at the Annual Meeting is required for approval of the amendments to increase the number of shares of Common Stock reserved for issuance under the Stock Purchase Plan by 300,000. Proxies solicited by the board will be voted for approval of the amendment, unless shareholders specify otherwise in their proxies.


                     PROPOSAL TO RATIFY THE APPOINTMENT OF
                             INDEPENDENT AUDITORS
                            (ITEM 5 ON PROXY CARD)

  KPMG Peat Marwick LLP has audited the financial statements of the Company since 1984 and has no other relationship with or interest in the Company. The Board, based on the recommendation of the Audit Committee, has again appointed KPMG Peat Marwick LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1999, subject to ratification by the shareholders. If the shareholders do not ratify the appointment of KPMG Peat Marwick LLP, another firm of independent auditors will be selected by the Board. Proxies solicited by the Board will be voted to ratify the appointment of KPMG Peat Marwick LLP, unless shareholders specify otherwise in their proxies. Representatives of KPMG Peat Marwick LLP will be present at the meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions.

                    SHAREHOLDER PROPOSALS AND OTHER MATTERS

  Any shareholder proposals for the Company's 2000 annual meeting must be received by the Company by December 3, 1999 in order to be included in the proxy statement for that meeting. The proposals also must comply with all applicable statutes and regulations.

  At the time this Proxy Statement was mailed, the Board was not aware of any matters to be presented for action at the Annual Meeting other than those discussed in this Proxy Statement. If other matters properly come before the meeting, the proxy holders have discretionary authority - unless it is expressly revoked - to vote all proxies in accordance with their discretion.

  SHAREHOLDERS WHO WISH TO OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, MAY DO SO WITHOUT CHARGE UPON WRITTEN REQUEST TO:
INVESTOR RELATIONS, COMPUTER NETWORK TECHNOLOGY CORPORATION, 605 NORTH HIGHWAY 169, MINNEAPOLIS, MINNESOTA 55441.


                    BY ORDER OF THE BOARD OF DIRECTORS

                    /s/ Gregory T. Barnum
                    Gregory T. Barnum
                    Vice President of Finance, Chief Financial Officer and Corporate Secretary


Minneapolis, Minnesota
April 1, 1999

                                                                      APPENDIX A

                        1992 EMPLOYEE STOCK PURCHASE PLAN
                          (AS AMENDED THROUGH MAY 1998)


         1. PURPOSE AND SCOPE OF PLAN. The purpose of the 1992 Employee Stock Purchase Plan (the "PLAN") is to provide the employees of Computer Network Technology Corporation (the "COMPANY") and its affiliates with an opportunity to acquire a proprietary interest in the Company through the purchase of its common stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Plan is intended to be an "employee stock purchase plan" within the meaning of Section 473(b) of the Internal Revenue Code of 1986, as amended, and shall be interpreted and administered in a manner consistent with such intent.

         2. DEFINITIONS.

                  2.1 Whenever used in this Plan:

                    (a) "AFFILIATE" means any parent or subsidiary corporation of the Company. as defined in Sections 424(e) and 424(f) of the Code and whose participation in the Plan has been approved by the Board of Directors.

                    (b) "BASE COMPENSATION" means the gross cash compensation
               (including wage, salary, and overtime earnings) paid by the Company or any Affiliate to a Participant in accordance with the terms of employment, but excluding all incentive Compensation, cash received upon receipt of Certificates of Recognition, expense allowances (including, without limitation, moving expense allowances), and compensation payable in a form other than cash, provided that such compensation will be determined without regard to any earnings reduction agreements made pursuant to (i) a qualified cash or deferred arrangement under Section 401(k) of the Code or (ii) a cafeteria plan established under Section 125 of the Code.

                    (c) "BOARD OF DIRECTORS" means the board of directors of the
               Company.

                    (d) "CODE" means the Internal Revenue Code of 1986, as
               amended.

                    (e) "COMMITTEE" means the Compensation Committee of the
               Board of Directors.

                    (f) "COMMON STOCK" means the common stock, par value $.01
               per share, of the Company.

                    (g) "COMPANY" means Computer Network Technology Corporation.

                    (h) "COMPENSATION" means the sum of a Participant's Base
               Compensation and his or her Incentive Compensation.

                    (i) "ELIGIBLE EMPLOYEE" means any employee of the Company or an Affiliate whose customary employment is (i) at least 20 hours per week and (ii) for more than 5 months in any calendar year, provided, however, that "Eligible Employee" shall not include any person who would be deemed for purposes of Section 423(b)(3) of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

                    (j) "INCENTIVE COMPENSATION" means compensation paid to a
               Participant pursuant to the Success Sharing Plan of the Company or in the form of commissions.

                    (k) "FAIR MARKET VALUE" as of any date means:

                    (i) the closing sale price of a share of Common Stock on the date specified or, if no sale of shares of Common Stock shall have occurred on that date, on the next preceding day on which a sale occurred of shares on the National Association of Securities Dealers Inc. Automated Quotations National Market System ("NMS"), or

                    (ii) if the shares of Common Stock are not quoted on the
                         NMS, what the Committee determines in good faith to be the fair market value of a share of Common Stock on that date.

               If such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury applicable to plans intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 14 hereof.

                    (l) "PARTICIPANT" means an Eligible Employee who has elected to participate in the Plan in the manner set forth in Section 4.

                    (m) "PLAN" means this 1992 Employee Stock Purchase Plan.

                    (n) "PURCHASE PERIOD" through May 31, 1997 means the period of July 1, 1992 to May 31, 1993, and thereafter the l2-month period beginning on June 1 of each year and ending on May 31 of the succeeding year; and commencing June 1, 1997, means each six-month period ending on November 30 and May 31 during the remainder of the term of this Plan.

                    (o) "STOCK PURCHASE ACCOUNT" means the account maintained in the books and records of the Company recording the amount withheld from each Participant through payroll deductions made under the Plan.

         3. SCOPE OF THE PLAN. Options to purchase shares of Common Stock may be granted by the Company to Eligible Employees during the period commencing July 1, 1992 and ending May 31, 2002 as hereinafter provided, but not more than 800,000 shares of Common Stock (subject to adjustment as provided in Section 14 hereof) shall be purchased pursuant to such options. All options granted pursuant to this Plan shall be subject to the same terms, conditions, rights, and privileges. The shares of Common Stock delivered by the Company pursuant to this Plan may be acquired shares having the status of authorized but unissued shares, newly issued shares, or both.

         4. ELIGIBILITY AND PARTICIPATION. To be eligible to participate in this Plan for a given Purchase Period, an employee must be an Eligible Employee on the first day of such Purchase Period. An Eligible Employee may elect to participate in the Plan by filing an enrollment form with the Committee in advance of the Purchase Period that authorizes regular payroll deductions from Compensation beginning with the first payday in the Purchase Period and continuing until the Eligible Employee withdraws from the Plan or ceases to be an Eligible Employee.

         5. AMOUNT OF COMMON STOCK EACH ELIGIBLE EMPLOYEE MAY PURCHASE.

                  5.1 Subject to the provisions of this Plan, each Eligible Employee shall be offered the option to purchase on the last day of the Purchase Period the largest number of whole shares of Common Stock that can be purchased at the price specified in Section 5.2 hereof with the entire credit balance in the Participant's Stock Purchase Account: provided however, that no more than the lesser of (i) 2,500 shares of Common Stock and other stock for each Purchase Period or (ii) $25,000 in Fair Market Value (determined at the beginning of each Purchase Period) of shares of Common Stock and other stock may be purchased under this Plan and all other employee stock purchase plans (if any) of the Company and the Affiliates by any Participant for each calendar year. If the purchases by all Participants would otherwise cause the aggregate number of shares of Common Stock to be sold under the Plan to exceed the number specified in Section 3 hereof, however, each Participant shall be allocated a ratable portion of the maximum number of shares of Common Stock which may be sold.

                  5.2 The purchase price of each share of Common Stock sold pursuant to this Plan will be the lesser of (i) 85% of the Fair Market Value of such share on the first business day of the Purchase Period or
         (ii) 85% of the Fair Market Value of such share on the last business day of the Purchase Period.

         6. METHOD OF PARTICIPATION.

                  6.1 The Committee shall give notice to Eligible Employees of each offering of options to purchase shares of Common Stock pursuant to this Plan and the terms and conditions for each offering. Such notice is subject to revision by the Company at any time prior to the date of grant of the option. The first day of a Purchase Period is the date contemplated by the Company as the date of grant of the option to purchase such shares.

                  6.2 Each Eligible Employee who desires to participate in the Plan for a Purchase Period shall signify his or her election to do so by signing an election form developed by the Committee. An Eligible Employee may elect different withholding percentages for Base Compensation and for Incentive Compensation, provided that the withholding percentage as to each must always be a whole percentage from 0% to 10%. Notwithstanding the foregoing, a Participant may not withhold more than $2,500 in the aggregate during each Purchase Period. An election to participate in the Plan and to authorize payroll deductions as described herein must be made before the commencement of the Purchase Period to which it relates and shall remain in effect unless and until such Participant withdraws from this Plan, modifies his or her authorization, or terminates his or her employment with the Company as hereinafter provided.

                  6.3 Any Eligible Employee who does not make a timely election as provided in Section 6.2 hereof shall be deemed to have elected not to participate in the Plan. Such election shall be irrevocable for such Purchase Period.

         7. STOCK PURCHASE ACCOUNT.

                  7. 1 The Company shall maintain a Stock Purchase Account for each Participant. Payroll deductions pursuant to Section 6 hereof will be credited to such Stock Purchase Accounts on each payday.

                  7.2 No interest will be credited to a Participant's Stock Purchase Account.

                  7.3 The Stock Purchase Account is established solely for accounting purposes, and all amounts credited to the Stock Purchase Account will remain part of the general assets of the Company.

                  7.4 A Participant may not make any separate cash payment into his or her Stock Purchase Account.

         8. RIGHT TO REDUCE PARTICIPATION OR TO WITHDRAW.

                  8.1 A Participant may, at any time during a Purchase Period, direct the Company to make no further deductions from his or her Compensation or to reduce the amount of such deductions. Upon either of such actions, future payroll deductions with respect to such Participant shall cease or be reduced in accordance with the Participant's direction.

                  8.2 Any Participant who stops payroll deductions may not thereafter resume payroll deductions for the Purchase Period, and any Participant who decreases payroll deductions may not thereafter further decrease or increase such deductions, except that he or she may stop further deductions.

                  8.3 At any time before the end of a Purchase Period, any Participant may also withdraw from the Plan. In such event, all future payroll deductions shall cease and the entire credit balance in the Participant's Stock Purchase Account will be paid to the Participant, without interest, in cash within 60 days. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the next succeeding Purchase Period.

                  8.4 Notification of a Participant's election to reduce or terminate deductions, or to withdraw from the Plan, shall be made by the filing of an appropriate notice to such effect with the Committee.

         9. TERMINATION OF EMPLOYMENT.

                  9.1 If the employment of a Participant is terminated prior to conclusion of the Purchase Period because of death, permanent disability, or retirement at or after age 65, or earlier with the consent of the Committee, the Participant or his or her legal representative, as applicable, may either:

                    (a) withdraw from the Plan, in which event the Company shall refund in cash the entire balance in the Participant's Stock Purchase Account; or

                    (b) elect to receive a distribution of only a portion of his or her Stock Purchase Account, in which event the Company shall refund such portion in cash and shall leave the balance of the Stock Purchase Account to be applied at the end of the Purchase Period towards the acquisition of shares of Common Stock as provided in Section 10 hereof.

                  9.2 The election of a Participant or his or her legal representative, as applicable, pursuant to Section 9.1 shall be made within three months of the event causing the termination of employment, but not (except in the case of death) later than the conclusion of the Purchase Period. Notification of the election shall be filed with the Committee and, in the event no notification has been filed within the prescribed period, the Participant shall be deemed to have elected to withdraw from the Plan in accordance with Section 9.l(a) hereof.

                  9.3 If the employment of a Participant is terminated for any reason other than those specified in Section 9.1 hereof, the Company shall refund in cash all amounts credited to his or her Stock Purchase Account.

         10. EXERCISE OF OPTION AND PURCHASE OF SHARES.

                  10.1 As of the last day of the Purchase Period, the entire credit balance in each Participant's Stock Purchase Account will be used to purchase the largest number of whole shares of Common Stock purchasable with such amount (subject to the limitations of Section 5 hereof) unless the Participant has filed an appropriate form with the Committee in advance of that date (which either elects to purchase a specified number of whole shares which is less than the number described above or elects to receive the entire credit balance in cash).

                  10.2 Any amount remaining in a Participant's Stock Purchase Account after such purchase (or the entire credit balance if the Participant elected not to purchase any shares) will be paid to the Participant in cash within 60 days after the end of the Purchase Period.

                  10.3 As soon as practicable after the close of the Purchase Period, certificates for the number of whole shares of Common Stock, determined as aforesaid, purchased by each Participant shall be issued and delivered to him or her.

         11. RIGHTS AS A STOCKHOLDER. A Participant shall not be entitled to any of the rights or privileges of a stockholder of the Company with respect to such shares, including the right to receive any dividends which may be declared by the Company, until he or she actually has paid the purchase price for such shares and certificates have been issued to him or her in accordance with
Section 10.

         12. RIGHTS NOT TRANSFERABLE. A Participant's rights under this Plan are exercisable only by the Participant during his or her lifetime, and may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign, or transfer the same shall be null and void and without effect. The amounts credited to a Stock Purchase Account may not be assigned, transferred, pledged, or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation, or other disposition of such amounts will be null and void and without effect.

         13. ADMINISTRATION OF THE PLAN.

                  13.1 This Plan shall be administered by the Committee, which is authorized to make such uniform rules as may be necessary to carry out its provisions. The Committee shall determine any questions arising in the administration, interpretation, and application of this Plan, and all such determinations shall be conclusive and binding on all parties.

                  13.2 If any option granted under this Plan shall lapse or terminate unexercised, the number of shares of Common Stock covered thereby shall again become available for sale under this Plan.

         14. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event or any change in the Common Stock of the Company by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares, and the like, the aggregate number and class of shares available under this Plan and the number, class, and purchase price of shares under option but not yet purchased under this Plan, shall be adjusted appropriately by the Committee.

         15. REGISTRATION OF CERTIFICATE. Stock certificates will be registered in the name of the Participant, or jointly in the name of the Participant and another person, as the Participant may direct on an appropriate form.

         16. AMENDMENT OF PLAN. The Board of Directors may at any time amend this Plan in any respect which shall not adversely affect the rights of Participants pursuant to options accepted under this Plan, except that, without stockholder approval on the same basis as required by Section 19.1, no amendment shall be made (i) to increase the number of shares to be reserved under this Plan, (ii) to decrease the minimum purchase price, (iii) to withdraw the administration of this Plan from the Committee, or (iv) to change the definition of employees eligible to participate in the Plan.

         17. EFFECTIVE DATE OF PLAN. This Plan shall consist of an offering commencing July 1, 1992 and ending May 31, 1993 and thereafter 4 consecutive annual offerings beginning on June 1 of each year and ending on May 31 of the subsequent year and commencing June 1, 1997, 10 consecutive six-month offerings beginning on June 1 and December 1 during the remainder of the term of this Plan. All rights of Participants in any offering hereunder shall terminate at the earlier of the conclusion of the last Purchase Period authorized herein on May 31, 2002 or:

                  17.1 On the day that Participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase;

                  17.2 At any time, at the discretion of the Board of Directors, after 30 days' notice has been given to all Participants.

Upon termination of this Plan, shares of Common Stock in accordance with Section 10 shall be issued to Participants, and cash, if any, remaining in the Participants' Stock Purchase Accounts shall be refunded to them, as if the Plan were terminated at the end of a Purchase Period.

         18. GOVERNMENTAL REGULATIONS AND LISTING. All rights granted or to be granted to Eligible Employees under this Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale, or transfer of the shares of Common Stock reserved for this Plan, including, without limitation, there being a current registration statement of the Company under the Securities Act of 1933 as amended, covering the shares of Common Stock purchasable under options on the last day of the Purchase Period applicable to such options, and if such a registration statement shall not then be effective, the term of such options and the Purchase Period shall be extended until the first business day after the effective date of such a registration statement, or post-effective amendment thereto. If applicable, all such rights hereunder are also similarly subject to effectiveness of an appropriate listing application to the National Association of Securities Dealers, Inc. covering the shares of Common Stock under the Plan upon official notice of issuance.

         19. MISCELLANEOUS.

                  19.1 This Plan shall be submitted for approval by the stockholders of the Company prior to May 31, 1992. If not so approved prior to such date, this Plan shall terminate on June 1, 1992.

                  19.2 This Plan shall not be deemed to constitute a contract of employment between the Company and Participant, nor shall it interfere with the right of the Company to terminate any Participant and treat him or her without regard to the effect which such treatment might have upon him or her under this Plan.

                  19.3 Wherever appropriate as used herein, the masculine gender may be read as the feminine gender, the feminine gender may be read as the masculine gender, the singular may be read as the plural, and the plural may be read as the singular.

                  19.4 This Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota.

                  19.5 Delivery of shares of Common Stock or of cash pursuant to this Plan shall be subject to any required withholding taxes. A person entitled to receive shares of Common Stock may, as a condition precedent to receiving such shares, be required to pay the Company a cash amount equal to the amount of any required withholdings.

                                                                      APPENDIX B


                              1992 STOCK AWARD PLAN


                   (AS AMENDED AND RESTATED THROUGH MAY 1998)


     1. PURPOSE. The purpose of this 1992 Stock Award Plan (the "Plan") is to motivate key personnel, including non-employee directors, to produce a superior return to the shareholders of Computer Network Technology Corporation by offering such personnel an opportunity to realize Stock appreciation, by facilitating Stock ownership, and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability by providing an attractive capital accumulation opportunity.

     2.  DEFINITIONS.

     2.1 The terms defined in this section are used (and capitalized) elsewhere in this Plan.

     (a) "AFFILIATE" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Section 424(e) and (f) of the Code, or any successor provision.

     (b) "AGREEMENT" means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

     (c) "AWARD" means a grant made under this Plan in the form of Options, Restricted Stock, Stock, Performance Units or any other Stock-based Award.

     (d) "BOARD" means the Board of Directors of the Company.

     (e) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     (f) "COMMITTEE" means two or more Disinterested Persons designated by the Board to administer this Plan under Section 3 hereof.

     (g) "COMPANY" means Computer Network Technology Corporation, a Minnesota corporation, or any successor to substantially all of its businesses.

     (h) "DISINTERESTED PERSON" means a member of the Board who is considered a disinterested person within the meaning of Exchange Act Rule l6b-3 or any successor definition.

     (i) "EFFECTIVE DATE" means the date specified in Section 10.1 hereof.

     (j) "EMPLOYEE" means any employee (including an officer or director who is also an employee) of the Company or an Affiliate. "Employee" shall also include other individuals and entities who are not "employees" of the Company or an Affiliate but who provide services to the Company or an Affiliate in the capacity of an advisor, director or consultant. In addition, references herein to "employment" and similar terms shall include the providing of services in any such capacity.

     (k) "EVENT" means any of the following:

          (i) The acquisition by an individual, entity, or group (within the meaning of Section 13(d)(3) or l4(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 40% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute an Event:

               (1) any acquisition of voting securities of the Company directly from the Company,

               (2) any acquisition of voting securities of the Company by the Company or any of its wholly owned Subsidiaries,

               (3) any acquisition of voting securities of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or

               (4) any acquisition by any corporation with respect to which, immediately following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as was their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

          (ii)Individuals who, as of the Effective Date, constitute the Board (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-l l;

          (iii) Approval by the shareholders of the Company of a reorganization, merger, consolidation, or statutory exchange of Outstanding Company Voting Securities, unless immediately following such reorganization, merger, consolidation, or exchange, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation, owned, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation, or exchange in substantially the same proportions as was their ownership, immediately prior to such reorganization, merger, consolidation, or exchange, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

          (iv)Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, immediately following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as was their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

          (v) Notwithstanding the above, an Event shall not be deemed to occur with respect to an employee if the acquisition of the 40% or greater interest referred to in subsection (i) is by a group, acting in concert, that includes that recipient or if at least 40% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in subsections (iii) or (iv) by a group, acting in concert, that includes that Participant.

     (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (m) "FAIR MARKET VALUE" as of any date means, unless otherwise expressly provided in this Plan:

          (i) the closing sale price of a Share on the date immediately preceding that date or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale occurred of Shares on the National Association of Securities Dealers, Inc. Automated Quotations National Market System ("NMS"), or

          (ii)if the Shares are not quoted on the NMS, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date.

     Provided, however, if the NMS has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, whether the grant of an Award, the exercise of an Option or otherwise, all references in this Section 2.1(m) to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 13 hereof.

     (n) "FUNDAMENTAL CHANGE" means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

     (o) "INCENTIVE STOCK OPTION" means any Option designated as such and granted in accordance with the requirements of Code Section 422 or any successor to said section.

     (p) "NON-QUALIFIED STOCK OPTION" means an Option other than an Incentive Stock Option.

     (q) "OPTION" means a right to purchase Stock, including both Non-Qualified Stock Options and Incentive Stock Options.

     (r) "OUTSIDE DIRECTORS" means those directors of Company who are not employees of the Company or any Affiliate.

     (s) "PERFORMANCE CYCLE" means the period of time as specified in an Agreement over which Performance Units are to be earned.

     (t) "PERFORMANCE UNITS" means an Award made under Section 7.2 hereof

     (u) "PLAN" means this 1992 Stock Award Plan, as amended from time to time.

     (v) "RESTRICTED STOCK" means Stock granted under Plan Section 7.3 so long as such Stock remains subject to one or more restrictions.

     (w) "RETIREMENT" of an Employee means termination of employment with the Company or an Affiliate on or after the date the Employee attains age 55.

     (x) "SHARE" means a share of Stock.

     (y) "STOCK" means the common stock, $.01 par value per share (as such par value may be adjusted from time to time), of the Company.

     (z) "SUBSIDIARY" means a subsidiary corporation," as that term is defined in Section 424(f) of the Code, or any successor provision.

     (aa)"SUCCESSOR" means the legal representative of the estate of a deceased Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee under Section 17 hereof, acquire the right to exercise an Option or receive cash or Shares issuable in satisfaction of an Award in the event of an employee's death.

     (bb)"TERM" means the period during which an Option may be exercised or the period during which the restrictions or terms and conditions placed on Restricted Stock are in effect.

     (cc)"TRANSFEREE" means any member of the Participant's immediate family (i.e., his or her children, step-children, grandchildren and spouse) or one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners.

     2.2 NUMBER. Except when otherwise indicated by context, any term used in the singular shall also include the plural.

     3.  ADMINISTRATION.

     3.1 AUTHORITY OF COMMITTEE.

     (a) GENERAL. Except as provided in Section 3.1(b), the Committee shall administer this Plan. The Committee may delegate all or any portion of its authority under this Plan to persons who are not Disinterested Persons solely for purposes of determining and administering Awards to Employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act. The Committee shall have exclusive power to make Awards, to determine when and to whom Awards will be granted, the form of each Award, the amount of each Award, and any other terms or conditions of each Award. Each Award shall be subject to an Agreement authorized by the Committee. The Committee's interpretation of this Plan and of any Awards made under this Plan shall be final and binding on all persons. The Committee shall have the power to establish regulations to administer this Plan and to change such regulations.

     (b) OPTIONS TO OUTSIDE DIRECTORS. Notwithstanding any contrary provisions of this Plan, the granting and terms, conditions, and eligibility requirements of Awards granted to Outside Directors shall be determined by the Board of Directors of the Company.

     3.2 INDEMNIFICATION. To the full extent permitted by law, (a) no member of the Board or of the Committee or any person to whom the Committee delegates authority under this Plan shall be liable for any action or determination taken or made in good faith with respect to this Plan or any Award made under this Plan and (b) the members of the Board and of the Committee and each person to whom the Committee delegates authority under this Plan shall be entitled to indemnification by the Company with regard to such actions and determinations.

     4. SHARES AVAILABLE UNDER THIS PLAN. The number of Shares available for distribution under this Plan shall not exceed 6,200,000 (subject to adjustment as provided in this Section 4 and under Section 13 hereof). Any Shares subject to the terms and conditions of an Award under this Plan that are not used because the terms and conditions of the Award are not met may again be used for an Award under this Plan. In addition, if, in accordance with this Plan, an employee uses shares of Common Stock of the Company to (i) pay a purchase or exercise price, including an Option exercise price, or (ii) satisfy tax withholdings, only the number of shares issued net of the shares tendered in payment of such purchase or exercise price and tax withholdings shall be deemed to be issued for purposes of determining the maximum number of Shares available under the Plan. Further, the maximum number of Shares available for distribution under this Plan shall be increased to take into account any Awards granted under
Section 18 of this Plan.

     5. ELIGIBILITY. Awards may be granted under this Plan to Employees and Outside Directors, and such Awards shall have the terms and conditions specified in Sections 6 and 7 hereof and elsewhere in this Plan. The granting of Awards to Employees (other than Outside Directors) is solely at the discretion of the Committee; the granting of Awards to Outside Directors is solely at the discretion of the Board.

     6.  GENERAL TERMS OF AWARDS.

     6.1 AMOUNT OF AWARD. Each Agreement with an Employee shall set forth the number of Shares to which the Option subject to such Agreement applies or the number of Shares of Restricted Stock, Stock, Performance Units subject to such Agreement, as the case may be.

     6.2 TERM. Each Agreement, other than those relating solely to Awards of Shares without restrictions, shall set forth the Term of the Option or Restricted Stock or the Performance Cycle for the Performance Units, as the case may be. An Agreement may permit an acceleration of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include without limitation acceleration resulting from the occurrence of an Event or in the event of the Employee's death or Retirement. Acceleration of the Performance Cycle of Performance Units shall be subject to Section 7.2(b) hereof.

     6.3 AGREEMENTS. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in this Plan.

     6.4 TRANSFERABILITY. Except as provided in this Section 6.4, during the lifetime of an employee to whom an Award is granted, only that Participant (or that Participant's legal representative) may exercise an Option or receive payment with respect to Performance Units or any other Award. No Award of Restricted Stock (prior to the expiration of the restrictions), Options or Performance Units or other Award may be sold, assigned, transferred, exchanged or otherwise encumbered other than pursuant to a domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act ("ERISA") or the rules thereunder; any attempted transfer in violation of this
Section 6.4 shall be of no effect. Notwithstanding the immediately preceding sentence, the Committee, in an Agreement or otherwise at its discretion, may provide (i) that the Award subject to the Agreement shall be transferable to a Successor in the event of an employee's death, or (ii) that the Award (other than Incentive Stock Options) may be transferable to a Transferee if the Participant receives no consideration for the transfer. Any Award held by a Transferee shall continue to be subject to the same terms and conditions that were applicable to such Award immediately prior to its transfer. By way of example and not limitation, (i) an Option may be exercised by a Transferee as and to the extent that such Option has become exercisable and has not terminated in accordance with the provisions of the Plan and the applicable Agreement and
(ii) for purposes of any provision of this Plan relating to notice to an optionee or to vesting or termination of an Option upon the death, disability or termination of employment of an optionee, the references to "optionee" shall mean the original grantee of an option and not any Transferee.

     7.  TERMS AND CONDITIONS OF SPECIFIC AWARDS.

     7.1 STOCK OPTIONS.

     (a) TERMS OF ALL OPTIONS. Each Option shall be granted as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Outside Directors and to Employees who are not employees of the Company or an Affiliate but who provide services to the Company or an Affiliate in the capacity of an advisor or consultant. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that to the extent permitted by law, the Agreement may permit some or all Participants simultaneously to exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale as payment of the purchase price of such Shares. The purchase price may be payable in cash, in Stock having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Stock being purchased pursuant to the Option, or a combination thereof as determined by the Committee and provided in the Agreement. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its expiration date. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated. The number of Shares for which any Employee may be granted Options in any one calendar year shall not exceed 750,000. The Committee may provide, in an Agreement or otherwise, that an employee who exercises an Option and pays the Option price in whole or in part with Shares then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option").

     (b) INCENTIVE STOCK OPTIONS. In addition to the other terms and conditions applicable to all Options:

          (i) the maximum number of shares that may be covered with respect to incentive stock options is 6,200,000.

          (ii)the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

          (iii) an Incentive Stock Option shall not be exercisable more than 10 years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option; and

          (iv)the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option.

     7.2 PERFORMANCE UNITS.

     (a) INITIAL AWARD. An Award of Performance Units shall entitle such Participant (or a Successor) to future payments of cash, Stock, or a combination of cash and Stock, as determined by the Committee and provided in the Agreement, based upon the achievement of performance targets established by the Committee. Such performance targets may, but need not, include without limitation targets relating to one or more of corporate, group, unit, Affiliate, or individual performance. The Agreement may establish that a portion of a full or maximum amount of an employee's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Cycle, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Cycle have been satisfied, and (iii) payment is due with respect to an Award of

Performance Units. The maximum payment that can be made for awards granted to any one individual shall be $1,000,000 for any single or combined performance goals established for a specified performance period.

     (b) ACCELERATION AND ADJUSTMENT. The Agreement may permit an acceleration of the Performance Cycle and an adjustment of performance targets and payments with respect to some or all of the Performance Units awarded to an employee upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not include without limitation an Event, a Fundamental Change, the Participant's death or Retirement or, with respect to payments in Stock with respect to Performance Units, a reclassification, stock dividend, stock split, or stock combination as provided in Section 13 hereof.

     7.3 RESTRICTED STOCK AWARDS

     (a) The Committee is authorized to grant, either alone or in conjunction with other Awards, stock and stock-based Awards. The Committee shall determine the persons to whom such Awards are made, the timing and amount of such Awards, and all other terms and conditions. Company Common Stock granted to recipients may be unrestricted or may contain such restrictions, including provisions requiring forfeiture and imposing restrictions upon stock transfer, as the Committee may determine. Unless forfeited, the recipient of restricted Common Stock will have all other rights of a shareholder, including without limitation, voting and dividend rights. No more than 500,000 shares in the form of restricted stock and stock shall be issued under the Stock Award Plan.

     (b) An Award of Restricted Stock under the Plan shall consist of Shares subject to restrictions on transfer and conditions of forfeiture, which restrictions and conditions shall be included in the applicable Agreement. The Committee may provide for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine.

     (c) Except as otherwise provided in the applicable Agreement, each Stock certificate issued with respect to an Award of Restricted Stock shall either be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, or bear such legends with respect to the restricted nature of the Restricted Stock evidenced thereby as shall be provided for in the applicable Agreement.

     (d) The Agreement shall describe the terms and conditions by which the restrictions and conditions of forfeiture upon awarded Restricted Stock shall lapse. Upon the lapse of the restrictions and conditions, Shares free of restrictive legends, if any, relating to such restrictions shall be issued to the Participant or a Successor or Transferee.

     (e) An employee or a Successor or Transferee with a Restricted Stock Award shall have all the other rights of a shareholder including, but not limited to, the right to receive dividends and the right to vote the Shares of Restricted Stock.

     7.4 OTHER AWARDS. The Committee may from time to time grant Stock and other Awards under the Plan including without limitations those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Stock units, securities convertible into Stock and Phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, at its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate. Furthermore, the Committee may use stock available under this Plan as payment for compensation, grants or rights and earned or due under any other compensation plans or arrangements of the Company. No more than 500,000 shares in the form of restricted stock and stock shall be issued under the Stock Award Plan.

     8.  TERMS AND CONDITIONS OF OUTSIDE DIRECTOR AWARDS.

     8.1 Outside Directors may, in the discretion of the Board and in accordance with the terms of this Plan, be granted Awards under this Plan at various times, including when an Outside Director is first elected or appointed to the Board, when an Outside Director is re-elected to the Board or at other times as may be deemed appropriate.

     8.2 TERMS OF AWARDS. In addition to the terms set forth in Section 7.1 of this Plan, Outside Director Awards may contain such other terms and conditions as the Board determines.

     9.  EFFECTIVE DATE OF THIS PLAN.

     9.1 EFFECTIVE DATE. This Plan shall become effective as of March 5, 1992, the date of adoption of this Plan by the Board, provided that this Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the shareholders of the Company no later than December 31, 1992.

     9.2 DURATION OF THIS PLAN. This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to Section 12 hereof. No Award of an Incentive Stock Option shall be made more than 10 years after the effective date (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. Except with respect to Director Options, the date and time of approval by the Committee of the granting of an Award (or such other time as the Committee shall designate) shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award.

     10. RIGHT TO TERMINATE EMPLOYMENT. Nothing in this Plan or in any Agreement shall confer upon any Employee the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate the employment of the Employee with or without cause.

     11. TAX WITHHOLDING. The Company may withhold from any cash payment under this Plan to an employee or other person (including a Successor or a Transferee) an amount sufficient to cover any required withholding taxes. The Company shall have the right to require an employee or other person receiving Stock under this Plan to pay to the Company a cash amount sufficient to cover any required withholding taxes. In lieu of all or any part of such a cash payment from a person receiving Stock under this Plan, the Committee may permit the individual to elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state, and local income tax with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered to such individual or a subsequent return to the Company of Shares held by the Employee or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws.

     12. AMENDMENT, MODIFICATION AND TERMINATION OF THIS PLAN.

     (a) The Board may at any time and from time to time terminate, suspend or modify the Plan. Except as limited in (b) below, the Committee may at any time alter or amend any or all Agreements under the Plan to the extent permitted by law. However, no such action may, without further approval of the shareholders of the Company, be effective if such approval is required in order that the Plan conform to the requirements of Code Section 422.

     (b) No termination, suspension, or modification of the Plan will materially and adversely affect any right acquired by any Participant or Successor or Transferee under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant in the Agreement or otherwise, or required as a matter of law; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Plan Sections
7.2 or 13 does not adversely affect these rights.

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     13. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. Appropriate adjustments in the aggregate number and type of Shares available for Awards under this Plan and in the number and type of Shares and amount of cash subject to Awards then outstanding, in the Option price as to any outstanding Options and, subject to
Section 7.2(b) hereof, in outstanding Performance Units and payments with respect to outstanding Performance Units may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares of the Company through a Fundamental Change (subject to Section 14 hereof), recapitalization, reclassification, stock dividend, stock split, stock combination, or other relevant change, provided that fractional Shares shall be rounded to the nearest whole share.

     14. FUNDAMENTAL CHANGE. In the event of a proposed Fundamental Change: (a) involving a merger, consolidation, or statutory share exchange, unless appropriate provision shall be made for the protection of the outstanding Options by the substitution of options and appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, to be issuable upon the exercise of options in lieu of Options and capital stock of the Company, or (b) involving the dissolution or liquidation of the Company, the Committee shall declare, at least 20 days prior to the occurrence of the Fundamental Change, and provide written notice to each holder of an Option of the declaration, that each outstanding Option, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of the Fundamental Change in exchange for payment to each holder of an Option, within ten days after the Fundamental Change, of cash equal to the amount, if any, for each Share covered by the canceled Option, by which the Fair Market Value (as defined in this Section) per Share exceeds the exercise price per Share covered by such Option. At the time of the declaration provided for in the immediately preceding sentence, each Option shall immediately become excercisable in full and each person holding an Option shall have the right, during the period preceding the time of cancellation of the Option, to exercise the Option as to all or any part of the Shares covered thereby; provided, however, that if such Fundamental Change does not become effective, then the declaration pursuant to this Section 14(b) shall be rescinded, the acceleration of the exercisibility of the Option pursuant to this Section 14(b) shall be void, and the Option shall be exercisable in accordance with its terms. In the event of a declaration pursuant to this Section 14, each outstanding Option that shall not have been exercised prior to the Fundamental Change shall be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option shall be entitled to the payment provided for in this Section 14 if such Option shall have expired pursuant to an Agreement. For purposes of this Section only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in this Plan.

     15. UNFUNDED PLAN. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan.

     16. OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by an employee under an Award shall not be deemed a part of an employee's regular, recurring compensation for purposes of any termination, indemnity, or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract, or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract, or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

     17. BENEFICIARY UPON EMPLOYEE'S DEATH. To the extent that the transfer of an employee's Award at death is permitted under an Agreement, (a) an employee's Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (b) upon the death of the Employee, such beneficiary shall succeed to the rights of the Employee to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant's legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted under an Agreement.

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     18. CORPORATE MERGERS, ACQUISITIONS, ETC. The Committee may also grant
Options, Restricted Stock or other Awards under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, restricted stock or other awards granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party.

     19. DEFERRALS AND SETTLEMENTS. The Committee may require or permit Employees to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

     20. GOVERNING LAW. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Minnesota and construed accordingly.

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